Financial Instruments - Summary of Sensitivity to 10% Increase or Decrease in Canadian Dollar Relative to United States Dollar (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure of sensitivity to ten percentage increase or decrease in exchange rate [abstract]
Increase (decrease) in net earnings	$ (1,292)	$ 1,043
Increase (decrease) in other comprehensive income	16,142	9,000
Increase (decrease) in total comprehensive income	14,850	10,043
Increase (decrease) in net earnings	1,292	(1,043)
Increase (decrease) in other comprehensive income	(16,142)	(9,000)
Increase (decrease) in total comprehensive income	$ (14,850)	$ (10,043)